INDEPENDENT AUDITORS' CONSENT
                            -----------------------------


             We consent to the incorporation by reference in this Registration Statement of General Bearing Corporation of our report dated March 24, 1995 appearing in the Annual Report on Form 10-K of General Bearing Corporation for the year ended December 28, 1996.




          FERRO, BERDON & COMPANY, L.L.P.




          January 14, 1998